                                                                   EXHIBIT 24.A
                                                                   ------------



                               POWER OF ATTORNEY



          I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of (a) an additional 14,700,000 shares of Common Stock, par value $3.00 per share, of Delta ("Common Stock") in connection with the DeltaShare Stock Option Plan of Delta, and (b) an additional 10,000,000 shares of Common Stock in connection with the Pilots Stock Option Plan of Delta; (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations; and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

          IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1996.



                                                /s/ Edwin L. Artzt
                                                -----------------------------
                                                Edwin L. Artzt
                                                Director
                                                Delta Air Lines, Inc.

                                                                    EXHIBIT 24.B
                                                                    ------------

                               POWER OF ATTORNEY



          I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of (a) an additional 14,700,000 shares of Common Stock, par value $3.00 per share, of Delta ("Common Stock") in connection with the DeltaShare Stock Option Plan of Delta, and (b) an additional 10,000,000 shares of Common Stock in connection with the Pilots Stock Option Plan of Delta; (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations; and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

          IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1996.



                                                 /s/ Henry A. Biedenharn, III
                                                 ----------------------------
                                                 Henry A. Biedenharn, III
                                                 Director
                                                 Delta Air Lines, Inc.

                                                                    EXHIBIT 24.C
                                                                    ------------


                               POWER OF ATTORNEY



          I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of (a) an additional 14,700,000 shares of Common Stock, par value $3.00 per share, of Delta ("Common Stock") in connection with the DeltaShare Stock Option Plan of Delta, and (b) an additional 10,000,000 shares of Common Stock in connection with the Pilots Stock Option Plan of Delta; (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations; and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

          IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 1996.



                                                    /s/ James L. Broadhead
                                                    --------------------------
                                                    James L. Broadhead
                                                    Director
                                                    Delta Air Lines, Inc.

                                                                    EXHIBIT 24.D
                                                                    ------------

                               POWER OF ATTORNEY



          I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of (a) an additional 14,700,000 shares of Common Stock, par value $3.00 per share, of Delta ("Common Stock") in connection with the DeltaShare Stock Option Plan of Delta, and (b) an additional 10,000,000 shares of Common Stock in connection with the Pilots Stock Option Plan of Delta; (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations; and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 1996.


                                                         /s/ Edward H. Budd
                                                         ----------------------
                                                         Edward H. Budd
                                                         Director
                                                         Delta Air Lines, Inc.

                                                                    EXHIBIT 24.E
                                                                    ------------

                               POWER OF ATTORNEY



          I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of (a) an additional 14,700,000 shares of Common Stock, par value $3.00 per share, of Delta ("Common Stock") in connection with the DeltaShare Stock Option Plan of Delta, and (b) an additional 10,000,000 shares of Common Stock in connection with the Pilots Stock Option Plan of Delta; (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations; and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 1996.



                                                         /s/ George D. Busbee
                                                         -----------------------
                                                         George D. Busbee
                                                         Director
                                                         Delta Air Lines, Inc.

                                                                    EXHIBIT 24.F
                                                                    ------------



                               POWER OF ATTORNEY



          I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of (a) an additional 14,700,000 shares of Common Stock, par value $3.00 per share, of Delta ("Common Stock") in connection with the DeltaShare Stock Option Plan of Delta, and (b) an additional 10,000,000 shares of Common Stock in connection with the Pilots Stock Option Plan of Delta; (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations; and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of October, 1996.



                                                         /s/ R. Eugene Cartledge
                                                         -----------------------
                                                         R. Eugene Cartledge
                                                         Director
                                                         Delta Air Lines, Inc.

                                                                    EXHIBIT 24.G
                                                                    ------------


                               POWER OF ATTORNEY



          I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of (a) an additional 14,700,000 shares of Common Stock, par value $3.00 per share, of Delta ("Common Stock") in connection with the DeltaShare Stock Option Plan of Delta, and (b) an additional 10,000,000 shares of Common Stock in connection with the Pilots Stock Option Plan of Delta; (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations; and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 1996.



                                                         /s/ Mary Johnston Evans
                                                         -----------------------
                                                         Mary Johnston Evans
                                                         Director
                                                         Delta Air Lines, Inc.

                                                                   EXHIBIT 24.H
                                                                   ------------


                               POWER OF ATTORNEY



          I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of (a) an additional 14,700,000 shares of Common Stock, par value $3.00 per share, of Delta ("Common Stock") in connection with the DeltaShare Stock Option Plan of Delta, and (b) an additional 10,000,000 shares of Common Stock in connection with the Pilots Stock Option Plan of Delta; (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations; and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 1996.



                                                         /s/ Gerald Grinstein
                                                         -----------------------
                                                         Gerald Grinstein
                                                         Director
                                                         Delta Air Lines, Inc.

                                                                  EXHIBIT 24.I
                                                                  ------------


                               POWER OF ATTORNEY



          I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of (a) an additional 14,700,000 shares of Common Stock, par value $3.00 per share, of Delta ("Common Stock") in connection with the DeltaShare Stock Option Plan of Delta, and (b) an additional 10,000,000 shares of Common Stock in connection with the Pilots Stock Option Plan of Delta; (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations; and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

          IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 1996.



                                                         /s/ Jesse Hill, Jr.
                                                         ----------------------
                                                         Jesse Hill, Jr.
                                                         Director
                                                         Delta Air Lines, Inc.

                                                                 EXHIBIT 24.J
                                                                 ------------



                               POWER OF ATTORNEY



          I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of (a) an additional 14,700,000 shares of Common Stock, par value $3.00 per share, of Delta ("Common Stock") in connection with the DeltaShare Stock Option Plan of Delta, and (b) an additional 10,000,000 shares of Common Stock in connection with the Pilots Stock Option Plan of Delta; (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations; and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of October, 1996.



                                                         /s/ Peter D. Sutherland
                                                         -----------------------
                                                         Peter D. Sutherland
                                                         Director
                                                         Delta Air Lines, Inc.

                                                                    EXHIBIT 24.K
                                                                    ------------



                               POWER OF ATTORNEY



          I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of (a) an additional 14,700,000 shares of Common Stock, par value $3.00 per share, of Delta ("Common Stock") in connection with the DeltaShare Stock Option Plan of Delta, and (b) an additional 10,000,000 shares of Common Stock in connection with the Pilots Stock Option Plan of Delta; (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations; and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1996.



                                                         /s/ Andrew J. Young
                                                         ----------------------
                                                         Andrew J. Young
                                                         Director
                                                         Delta Air Lines, Inc.